UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2025

ClimateRock

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41363	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Bedford Square

London, WC1B 3HH, United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: + 44 730 847 5096

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share, one-half of one Redeemable Warrant and one Right	CLRUF	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	CLRCF	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	CLRWF	The Nasdaq Stock Market LLC

Rights, each entitling the holder to receive one-tenth (1/10) of one Class A Ordinary Share upon the consummation of an initial business combination	CLRRF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Adjournment of Extraordinary General Meeting of Shareholders

On April 30, 2025, ClimateRock (“ClimateRock” or the “Company”) issued a press release (the “Press Release”) announcing that the extraordinary general meeting of shareholders (the “Special Meeting”), which was held at 12:00 p.m. Eastern time on Wednesday, April 30, 2025, is being adjourned to 11:00 a.m. Eastern time on Thursday, May 1, 2025. At the Special Meeting, shareholders will be asked to consider and approve, among other things, an extension of consider and approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposal”) from May 2, 2025 to November 2, 2025, or such earlier date as determined by the Company’s board of directors (the “Extension”).

As a result of this change, the deadline for holders of the Company’s Class A ordinary shares issued in the Company’s initial public offering (the “Public Shares”) to submit their shares for redemption in connection with the Extension, is being extended to 9:00 a.m., Eastern time, on Thursday, May 1, 2025. Any shareholder who has previously tendered its shares for redemption and now decides that it does not wish to redeem its shares, may withdraw the tender any time until the Special Meeting and, thereafter, with the Company’s consent. Shareholders that have delivered their shares for redemption to the transfer agent and decide prior to the vote at the Special Meeting (now scheduled for 11:00 a.m. Eastern time on May 1, 2025) not to redeem their Public Shares, may request that the transfer agent return the shares (physically or electronically). Shareholders may make such request by contacting the transfer agent at:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

e-mail: spacredemptions@continentalstock.com

The Company plans to continue to solicit proxies from shareholders during the period prior to the Special Meeting. Only the holders of the Company’s ordinary shares as of the close of business on April 8, 2025, the record date for the Special Meeting, are entitled to vote at the Special Meeting.

Forward-Looking Statements

This Current Report on Form 8-K (the “Report”) includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors” and in other reports the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the proposals presented to the Company’s shareholders at the Special Meeting. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Company’s definitive proxy statement filed with the SEC on April 17, 2025 (as may be amended, the “Proxy Statement”), which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Attn: Karen Smith.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
99.1	Press Release, dated April 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2025	ClimateRock

	By:	/s/ Per Regnarsson
	Name:	Per Regnarsson
	Title:	Chief Executive Officer

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